EXHIBIT 99.11
FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 20, 2010, by and among THE E.W. SCRIPPS COMPANY, an Ohio corporation (the “Company”), those Subsidiaries of the Company identified as “Borrowers” on the signature pages to the Credit Agreement (as defined below) (together with the Company, each a “Borrower” and collectively the “Borrowers”), each of the Lenders party to the Credit Agreement (the “Lenders”) and SUNTRUST BANK, a Georgia banking corporation, as administrative agent for the Lenders (the “Administrative Agent”).
WITNESSETH:
WHEREAS, the Borrowers, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Revolving Credit Agreement dated as of August 5, 2009 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement on the terms and conditions hereof; and
WHEREAS, the Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows.
Section 1. Definitions.
Except as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.
Section 2. Specific Amendments to the Credit Agreement.
(a) The Credit Agreement is hereby amended by (i) deleting the definition “Average Utilization” in Section 1.1 thereof and (ii) deleting the definitions of “20% Triggering Event”, “Aggregate Revolving Commitment Amount”, “Applicable Percentage”, “Borrowing Base”, “Financial Covenant Threshold Amount”, “LC Commitment” and “Swingline Commitment” in Section 1.1 thereof and substituting in lieu thereof the following definitions, respectively:
“20% Triggering Event” shall mean any time during which Excess Availability is equal to or less than the greater of: (i) twenty percent (20%) of the Aggregate Revolving Commitments and (ii) $20,000,000.
“Aggregate Revolving Commitment Amount” shall mean the aggregate principal amount of the Aggregate Revolving Commitments from time to time. On October 20, 2010, the Aggregate Revolving Commitment Amount equals $100,000,000.
“Applicable Percentage” shall mean, as of any date of determination, 0.50%.

“Borrowing Base” shall mean, at any particular time, the sum of:
(a)	the lesser of: (i) $20,000,000 and (ii) 100% of the amount of cash of the Borrowers, or any of them, held in a Blocked Account maintained with the Administrative Agent; plus

(b)	85% of Eligible Accounts; plus

(c)	40% of the cost of Eligible Inventory; plus

(d)	the lesser of: (x) $25,000,000 and (y) 50% of the Fair Market Value of Eligible Real Property; minus

(e)	any Reserves.
“Financial Covenant Threshold Amount” shall mean the greater of (i) fifteen percent (15%) of the Aggregate Revolving Commitments and (ii) $15,000,000.
“LC Commitment” shall mean that portion of the Aggregate Revolving Commitment Amount that may be used by the Company for the issuance of Letters of Credit in an aggregate face amount not to exceed $30,000,000.
“Swingline Commitment” shall mean the commitment, if any, of the Swingline Lender to make Swingline Loans. As of October 20, 2010, the Swingline Commitment is equal to $10,000,000.
(b) The Credit Agreement is hereby further amended by adding the following defined term to Section 1.1 thereof in the appropriate alphabetical order:
“30% Triggering Event” shall mean any time during which Excess Availability is equal to or less than the greater of: (i) thirty percent (30%) of the Aggregate Revolving Commitments and (ii) $30,000,000.
(c) The Credit Agreement is hereby further amended by deleting clause (a) contained in Section 5.16 thereof and substituting in lieu thereof the following new clause (a):
“(a) Each Collateral Related Account owned or maintained by the Borrowers shall be maintained at a bank or financial institution which is reasonably acceptable to the Administrative Agent (each such bank, a “Cash Management Bank”). As of October 20, 2010, each deposit account and securities account of the Borrowers are listed on Schedule 5.16 and such schedule designates which accounts are Collateral Related Accounts. Each Collateral Related Account maintained by any Borrower shall be subject to a control agreement and lockbox agreements as the Administrative Agent may reasonably require (a “Blocked Account Agreement”), each in form and substance reasonably satisfactory to the Administrative Agent and such bank or financial institution (each such account, a “Blocked Account”). Each such Blocked Account Agreement shall provide, among other things, that from and after the Restatement Date, the relevant Cash Management Bank, agrees, from and after the receipt of a notice (an “Activation Notice”) from the Administrative Agent (which Activation Notice shall (unless otherwise directed by the

Required Lenders) be given by the Administrative Agent at any time at which (i) an Event of Default has occurred and is continuing or (ii) a 20% Triggering Event has occurred for a period of three (3) consecutive Business Days (the foregoing being referred to herein as an “Activation Event”)), to forward immediately all amounts in each Collateral Related Account, as the case may be to the Administrative Agent per its instructions and to commence the process of daily sweeps from such account to the Administrative Agent; provided, however, that after an Activation Event has occurred, if Excess Availability on each day during any period of forty-five (45) consecutive calendar days is greater than the lesser of (A) $20,000,000 or (B) twenty percent (20%) of the Aggregate Revolving Commitments, the Administrative Agent shall terminate the Activation Notice previously given; provided, further, that in the event that an Activation Event occurs more than twice in any twelve-month period, the Administrative Agent shall not thereafter be permitted to terminate any Activation Notices previously given and such Activation Event shall at all times thereafter continue to exist.”
(d) The Credit Agreement is hereby further amended by deleting clause (a) contained in Section 5.18 thereof and substituting in lieu thereof the following new clause (a):
“Section 5.18. Borrowing Base Certificates.
(a) Within three (3) Business Days after the end of each fiscal week following the date on which a 20% Triggering Event has occurred, then prior to 2:00 p.m. the Administrative Borrower shall deliver to the Administrative Agent, (A) a Borrowing Base Certificate as of the close of business on the last day of the immediately preceding fiscal week, which shall be in such form as shall be satisfactory to the Administrative Agent, including (without limitation) a roll-forward of all origination and collection activity for Accounts, (B) an Inventory status report (C) a categorical breakdown of all Inventory and Accounts, (D) an aging of all Accounts as of such date and (E) account statements with respect to each Collateral Related Account, in each case in form and substance satisfactory to the Administrative Agent, together with such other reports and supporting documentation as the Administrative Agent may reasonably request regarding the calculation of the Borrowing Base; provided that, thereafter, if Excess Availability on each day during any period of forty-five (45) consecutive calendar days is greater than the lesser of (A) $20,000,000 or (B) twenty percent (20%) of the Aggregate Revolving Commitments, Borrowing Base Certificates shall no longer be required to be delivered on a weekly basis until the occurrence of the next 20% Triggering Event.
(e) The Credit Agreement is hereby further amended by adding the following sentence to the end of Section 6.1 thereof:
“Restricted Payments made by the Company on or after October 20, 2010 (to the extent permitted by Section 7.5 of this Agreement) shall be excluded for purposes of determining compliance with the Fixed Charge Coverage Ratio under this Section 6.1 and for any other purpose in determining the ‘Fixed Charge Coverage Ratio’.”
(f) The Credit Agreement is hereby further amended by deleting Section 7.4 in its entirety and substituting in lieu thereof the following new Section 7.4:
“Section 7.4. Investments, Loans, Etc. The Borrowers will not, and will not permit any of their Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly-owned Subsidiary prior to such merger), any Equity Interests, evidence of indebtedness or other securities (including any option, warrant, or other right to acquire any of the foregoing) of, make any loans or advances to, or make any investment or any other interest in, any other

Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person that constitute a business unit or division of such another Person, or purchase or acquire all or substantially all of the assets of another Person, or create or form any Subsidiary (all of the foregoing being collectively called “Investments”), provided, that: (a) the Borrowers and their Subsidiaries may make and hold Permitted Investments, and (b) the Borrowers and their Subsidiaries may make other Investments so long as (i) no Default has occurred and is continuing or would result from the making of such Investment and (ii) the Administrative Borrower delivers to the Administrative Agent a certificate, together with supporting documents in form and substance satisfactory to the Administrative Agent, executed by a Responsible Officer certifying that as of such date of such proposed Investment (A) on a Pro Forma Basis after giving effect to such proposed Investment, no 30% Triggering Event shall have occurred or is projected to occur at any time during the twelve (12) month period immediately following such Investment (provided that, for purposes of determining the Excess Availability for the foregoing 30% Triggering Event, only clause (b) of the definition of Borrowing Base shall be included when calculating the Borrowing Base), (B) the Fixed Charge Coverage Ratio shall have been at least 1.10:1.00 at all times during the twelve (12) month period ending immediately prior to such Investment, (C) the Borrowers are projected to have and maintain a Fixed Charge Coverage Ratio of at least 1.10:1.00 at all times during the twelve (12) month period immediately following such Investment and (D) the amount of all Investments made by the Borrowers and their Subsidiaries pursuant to this subclause (b) after October 20, 2010 shall not exceed $150,000,000 in the aggregate. Notwithstanding any other provision contained herein to the contrary, (x) the Borrowers shall not make any Investments after the Restatement Date in any of the Non-Borrower Subsidiaries; provided, the Borrowers shall be permitted to make Investments after the Restatement Date in Longview Holdings in an amount not to exceed $325,000 and (y) the amount of Investments made pursuant to clause (b) of this Section 7.4 plus the amount of Restricted Payments made or paid pursuant to clause (b) of Section 7.5, in each case on and after October 20, 2010, shall not exceed $200,000,000 in the aggregate.”
(g) The Credit Agreement is hereby further amended by deleting Section 7.5 in its entirety and substituting in lieu thereof the following new Section 7.5:
“Section 7.5. Restricted Payments. The Borrowers will not, and will not permit their Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any dividend (other than dividends payable by a Borrower solely in shares of any class of its common stock) on any class of its Equity Interests, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, or other acquisition of, any Equity Interests of the Borrowers or any Subsidiary or any options, warrants, or other rights to purchase such Equity Interests, whether now or hereafter outstanding (each, a “Restricted Payment”); provided, that: (a) the Borrowers (other than the Company) and their Subsidiaries may in any event declare and pay cash and other dividends (i) to another Borrower, or (ii) to the Company and (b) the Company may make Restricted Payments after the Restatement Date so long as: (i) before and after giving effect to such Restricted Payment, no Default has occurred and is continuing or would result from the making of such Restricted Payment and (ii) the Company delivers to the Administrative Agent a certificate, together with supporting documents in form and substance satisfactory to the Administrative Agent, executed by a Responsible Officer certifying that as of such date of such proposed Restricted Payment and after giving effect thereto (A) on a Pro Forma Basis after giving effect to such proposed Restricted Payment, no 30% Triggering Event shall have occurred or is projected to occur at any time during the twelve (12) month period immediately following such Restricted Payment (provided that, for purposes of determining the Excess Availability for the foregoing 30% Triggering Event, only clause (b) of the definition of Borrowing Base shall be included when calculating the Borrowing Base), (B) the Fixed Charge Coverage Ratio shall have been at least 1.10:1.00 at all times during the twelve (12) month period ending immediately prior to such Restricted Payment, (C) the Borrowers are projected to have and maintain a Fixed Charge Coverage Ratio of at least 1.10:1.00 at all times during the twelve (12) month period immediately following such

Restricted Payment and (D) the amount of all Restricted Payments made by the Company pursuant to this subclause (b) after October 20, 2010 shall not exceed $150,000,000 in the aggregate; provided, that, no more than $75,000,000 of such Restricted Payments may be made or paid pursuant to this clause (b) in the Fiscal Year 2010. Notwithstanding any other provision contained herein to the contrary, (x) the Borrowers shall not make any Restricted Payments after the Restatement Date to any of the Non-Borrower Subsidiaries and (y) the amount of Investments made pursuant to clause (b) of Section 7.4 plus the amount of Restricted Payments made or paid pursuant to clause (b) of this Section 7.5, in each case on and after October 20, 2010, shall not exceed $200,000,000 in the aggregate.”
(h) The Credit Agreement is hereby further amended by deleting clause (b) contained in Section 9.10 thereof and substituting in lieu thereof the following new clause (b):
“(b) At any time after October 20, 2010, the Administrative Borrower may request that the Administrative Agent, on behalf of the Lenders, (i) release Liens in favor of the Administrative Agent on certain Real Estate to be mutually agreed-upon by the Administrative Borrower and the Administrative Agent up to a Fair Market Value of $50,000,000 in the aggregate (and the Administrative Agent agrees that its consent to the requested release will not be unreasonably withheld) or (ii) replace certain Eligible Real Property then subject to Liens in favor of the Administrative Agent with other Real Estate that qualifies as Eligible Real Property (other than with respect to clause (f) of the definition of Eligible Real Property).”
(i) The Credit Agreement is hereby further amended by deleting Schedule 5.16 attached thereto and substituting in lieu thereof Schedule 5.16 attached hereto.
Section 3. No Other Amendments. This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous agreements relating to the subject matter hereof. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Administrative Agent and the Lenders or any of the other Loan Documents as in effect prior to the date hereof, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Borrowers acknowledge and expressly agree that Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. No Borrower has any knowledge of any challenge to the Administrative Agent’s or any Lender’s claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.
Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:
(a)	counterparts of this Amendment (including the attached Reaffirmation of Obligations under Loan Documents) duly executed by the Borrowers, Administrative Agent and each of the Lenders;

(b)
payment of all fees, costs and expenses of the Administrative Agent and Lenders related to this Amendment, including, without limitation, the reasonable fees and disbursements of Administrative Agent’s counsel incurred in connection with the negotiation, documentation and closing of this Amendment and related documents and agreements;

(c)	delivery and effectiveness of a duly executed notice from the Company to the Administrative Agent of a voluntary reduction of the Aggregate Revolving Commitments in an amount of at least $50,000,000;

(d)	duly executed Notes payable to each Lender;

(e)
a favorable written opinion of Baker & Hostetler, LLP, counsel to the Borrowers, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Borrowers, this Amendment, the Loan Documents and the transactions contemplated herein as the Administrative Agent or the Required Lenders shall reasonably request;

(f)	delivery of closing certificate a duly executed by the Company for itself and on behalf of the other Borrowers;

(g)
delivery of certified copies of all consents, approvals, authorizations, registrations, or filings required to be made or obtained by the Borrowers, if any, in connection with the this Amendment, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired and no investigation or inquiry by any Governmental Authority regarding this Amendment or the transaction contemplated hereby; and

(h)	such other documents, agreements, certificates or other confirmations as the Administrative Agent or the Administrative Agent’s counsel may reasonably request.
Section 5. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and the Lenders that:
(a) Compliance with Laws, Etc. As of the date hereof, and as of the date this Amendment becomes effective, the execution, delivery and performance by each Borrower of this Amendment (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, and except for filings required by applicable securities laws and regulations, which filings have been made or will be made on or prior to the date on which such filings are required to be made, (b) will not violate any Requirements of Law applicable to each Borrower or any Subsidiary or any judgment, order or ruling of any Governmental Authority, (c) will not violate or result in a default under any indenture, material agreement or other material instrument binding on each Borrower or any Subsidiary or any of its assets or give rise to a right thereunder to require any payment to be made by each Borrower or any Subsidiary and (d) will not result in the creation or imposition of any Lien on any asset of any Borrower or any Subsidiary, except Liens (if any) created under the Loan Documents.
(b) No Default. As of the date hereof, and as of the date this Amendment becomes effective, no Default or Event of Default has occurred and is continuing, nor will any exist immediately after giving effect to this Amendment.
(c) Representations and Warranties in Credit Agreement. All representations and warranties set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof except for those that expressly relate to a prior date.
(d) Execution, Delivery and Performance. Each Borrower is a corporation or limited liability company, duly organized, validly existing and in good standing under the laws of the applicable jurisdiction of organization of such Borrower, and the execution, delivery and performance by the Borrowers of this Amendment are within each Borrower’s corporate or limited liability company powers (as applicable), have been duly authorized by all necessary corporate or limited liability company action and do not (i) contravene any Borrower’s charter, by-laws or limited liability company agreement (as applicable) or (ii) violate the law or any material contractual restriction binding on any of the Borrowers.
(e) Validity. This Amendment constitutes the legal, valid and binding obligation of the Borrowers, enforceable against each Borrower in accordance with its terms.

Section 6. Release. In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, each Borrower accepts and agrees to each provision of this Amendment and each Borrower hereby releases, acquits, and forever discharges the Administrative Agent, each of the Lenders, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative and attorney of the Administrative Agent or any Lender, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which any Borrower may have or claim to have arising out of or connected with any act or omission of the Administrative Agent or any Lender existing or occurring prior to the date of this Amendment, including, without limitation, any claims, liabilities or obligations arising with respect to the Credit Agreement, the other Loan Documents or the transactions contemplated thereby.
Section 7. Further Assurances. The Borrowers agree to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.
Section 8. References to the Credit Agreement. Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement taking into account the terms of this Amendment.
Section 9. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 11. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.
Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Any signatures delivered by a party by facsimile or other electronic method of transmission shall be deemed an original signature hereto.
Section 13. No Novation. Nothing in this Amendment or in any of the transactions contemplated hereby is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations of any of the Borrowers under the Credit Agreement or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.
Section 14. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.
[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

BORROWERS: THE E.W. SCRIPPS COMPANY EVANSVILLE COURIER COMPANY, INC. MEDIA PROCUREMENT SERVICES, INC. MEMPHIS PUBLISHING COMPANY SCRIPPS ASIA INC. SCRIPPS BC DEVELOPMENT COMPANY SCRIPPS MEDIA, INC.
By:	/s/ Timothy E. Stautberg
Name:	Timothy E. Stautberg
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Signatures Continue on Following Pages]

D.I.Y. INSURANCE COMPANY
By:	/s/ Timothy E. Stautberg
Name:	Timothy E. Stautberg
Title:	President

SCRIPPS NATIONAL SPELLING BEE, INC.
By:	/s/ Timothy E. Stautberg
Name:	Timothy E. Stautberg
Title:	President and Treasurer

UNITED FEATURE SYNDICATE, INC.
By:	/s/ Timothy E. Stautberg
Name:	Timothy E. Stautberg
Title:	Vice President and Treasurer

[Signatures Continue on Following Pages]

SUNTRUST BANK, as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender
By:	/s/ B. Earl Garris
	Name:	B. Earl Garris
	Title:	Director — ABL

FIFTH THIRD BANK, as a Lender
By:	/s/ Megan S. Szewc
	Name:	Megan S. Szewc
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Susan Bader
	Name:	Susan Bader
	Title:	Vice President

FIRST TENNESSEE BANK, N.A., as a Lender
By:	/s/ Amy Gillen
	Name:	Amy Gillen
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ John Ataman
	Name:	John Ataman
	Title:	Vice President

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